AMENDMENT NO. 4 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated and effective as of October 30, 2023 (the “Amendment No. 4 Effective Date”), is among CECO ENVIRONMENTAL CORP., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), each of the Subsidiary Guarantors party hereto and each of the Lenders (as defined below) party hereto.

Recitals:

A.
The Company, the lenders party thereto prior to the effectiveness of this Amendment (the “Existing Lenders”) and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of June 11, 2019 (as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of October 30, 2020, Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of December 17, 2021, and Amendment No. 3 to Second Amended and Restated Credit Agreement dated as of March 20, 2023, prior to the effectiveness of this Amendment, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).
B.
The Subsidiary Guarantors and the Administrative Agent have entered into an Amended and Restated Subsidiary Guaranty Agreement dated as of June 11, 2019 (the “Subsidiary Guaranty”).
C.
The Company has requested that certain of the Existing Lenders and certain other Persons party hereto that have been invited to become Lenders (such Persons, the “Joining Lenders”) provide Additional Commitments pursuant to Section 2.15 of the Existing Credit Agreement under a new tranche of term loans (the “2023 Incremental Term Loan Facility”) as set forth herein. The Existing Lenders and the Joining Lenders providing such Additional Commitments hereunder shall be collectively referred to herein as the “2023 Incremental Term Loan Lenders”.
D.
Subject to the terms and conditions set forth below, the 2023 Incremental Term Loan Lenders have agreed to provide the 2023 Incremental Term Loan Facility.

In furtherance of the foregoing, the parties agree as follows:

1. Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein:

(a) The Existing Credit Agreement (other than the Exhibits and Schedules attached thereto) is hereby amended in its entirety to read in the form of Annex A attached hereto (as so amended, the “Credit Agreement”).

(b) Each of Exhibit A (Form of Loan Notice) and Exhibit J (Form of Notice of Loan Prepayment) attached to the Existing Credit Agreement is hereby amended in its entirety to read in the form of Exhibit A and Exhibit J attached hereto as Annex B.

(c) The Existing Credit Agreement is hereby amended to add new Schedules 2.01A and 2.07(d) in the form attached hereto as Annex C. Each of the 2023 Incremental Term Loan Lenders acknowledges and agrees that its Commitments and Applicable Percentages with respect to the 2023

Incremental Term Loan Facility as of the Amendment No. 4 Effective Date (after giving effect to this Amendment) are as set forth on such Schedule 2.01A.

(d) The Existing Credit Agreement is hereby amended to add a new Exhibit C-3 (2023 Incremental Term Loan Note) in the form of Exhibit C-3 attached hereto as Annex D.

The amendments to the Existing Credit Agreement and the above referenced Exhibits to the Existing Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby.

Section 2. Joinder of Joining Lenders. Each Joining Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets the requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Amendment No. 4 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder with the Commitments and Loans applicable to such Joining Lender as set forth on Schedule 2.01A attached hereto (as such Commitments and Loans may be modified at any time or from time to time pursuant to the terms of the Loan Documents), (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitments and Loans and either it, or the Person exercising discretion in making its decision to acquire its Commitments and Loans, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to acquire its Commitments and Loans, (vi) it has, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to acquire its Commitments and Loans, and (vii) if it is a Foreign Lender, it has delivered to the Administrative Agent and the Company any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Joining Lender; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. On and after the Amendment No. 4 Effective Date, all references to the “Lenders” in the Credit Agreement and the other Loan Documents shall be deemed to include the Joining Lenders.

Section 3. Conditions Precedent. The effectiveness of this Amendment and the amendments and other agreements contemplated hereby is subject to the satisfaction of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received the following:

(i)
counterparts of this Amendment, duly executed and delivered by the Company, the Subsidiary Guarantors, the Administrative Agent and the 2023 Incremental Term Loan Lenders;
(ii)
a 2023 Incremental Term Loan Note executed by the Company in favor of each 2023 Incremental Term Loan Lender requesting a 2023 Incremental Term Loan Note;

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(iii)
a certificate of each Loan Party signed by the secretary, any assistant secretary or a Responsible Officer of such Loan Party certifying and attaching (A) copies of the Organization Documents of such Loan Party (or as to no change since the last delivery to the Administrative Agent) and a good standing (or equivalent) certificate as of a recent date for such Loan Party from the relevant authority of its jurisdiction of incorporation (to the extent applicable), (B) the resolutions adopted by the board of directors (or other appropriate governing body) of such Loan Party approving or consenting to this Amendment and the 2023 Incremental Term Loan Commitments provided hereby and (C) to the extent not previously provided to the Administrative Agent, the identity, authority, signature and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Loan Documents to which such Loan Party is a party;
(iv)
certificate of the Company signed by a Responsible Officer of the Company, certifying as to the satisfaction of the conditions set forth in Sections 2.15(f)(i), (ii) and (iii) and 4.02 of the Credit Agreement and certifying that the 2023 Incremental Term Commitments do not exceed the Additional Commitments Limit;
(v)
favorable opinions of counsel to the Loan Parties addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request; and
(vi)
with respect to the 2023 Incremental Term Loan Borrowing, a Request for Credit Extension in accordance with the requirements of the Credit Agreement and, if such Borrowing is of Term SOFR Loans, by 11:00 a.m. two Business Days prior to the Amendment No. 4 Effective Date, a customary indemnity letter with respect to matters addressed by Section 3.05 of the Credit Agreement.

(b) Fees and Expenses. The Company shall have paid (i) all fees owing to the Arranger and the 2023 Incremental Term Loan Lenders in connection with this Amendment and (ii) all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent), in the case of this clause (ii), to the extent invoiced at least two days prior to the Amendment No. 4 Effective Date.

(c) PATRIOT Act, etc. (i) Upon the reasonable request of any Lender made at least five Business Days prior to the Amendment No. 4 Effective Date, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, in each case at least three Business Days prior to the effective date of this Amendment and (ii) at least three Business Days prior to the Amendment No. 4 Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.

Upon satisfaction of the conditions set forth in this Section 3 and the effectiveness of this Amendment, the Administrative Agent shall provide notice of such effectiveness to the Company and the Lenders.

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Section 4. Representations and Warranties.

(a) In order to induce the Administrative Agent and the 2023 Incremental Term Loan Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and the 2023 Incremental Term Loan Lenders as follows:

(i) After giving effect to this Amendment, the representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement and in each other Loan Document are true and correct on and as of the Amendment No. 4 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement.

(ii) After giving effect to this Amendment and the Indebtedness to be incurred in connection herewith, the Company and its Restricted Subsidiaries are in pro forma compliance with all of the covenants set forth in Section 7.11 of the Credit Agreement, such compliance being determined on the basis of financial information for the fiscal period ending June 30, 2023 and calculated in accordance with Section 1.07 of the Credit Agreement.

(iii) No Default or Event of Default has occurred and is continuing, and no Default shall occur on the Amendment No. 4 Effective Date as a result of making any Credit Extension in connection with the 2023 Incremental Term Loan Commitments or from the application of the proceeds thereof.

(b) In order to induce the Administrative Agent and the 2023 Incremental Term Loan Lenders to enter into this Amendment, each of the Company and each Subsidiary Guarantor represents and warrants to the Administrative Agent and the 2023 Incremental Term Loan Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 5. Miscellaneous.

(a) Ratification and Confirmation of Loan Documents. Each of the Company and each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments and other agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty and, with respect to both the Company and each Subsidiary Guarantor, the continuation and extension of the liens granted under the Collateral Documents to secure the Secured Obligations), in each case after giving effect to the amendments and other agreements contemplated hereby.

(b) Fees and Expenses. The Company shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent, in each case, as set forth in Section 10.04(a) of the Credit Agreement.

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(c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(d) Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

(e) Counterparts. This Amendment may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Amendment which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention.

(f) Entire Agreement. This Amendment, together with the Fee Letters and the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 10.01 of the Credit Agreement.

(g) Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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The following parties have caused this Amendment to be executed as of the date first written above.

COMPANY:

CECO ENVIRONMENTAL CORP.

By: /s/ Peter Johansson

Name: Peter Johansson

Title: Senior Vice President and Chief Financial and Strategy Officer

SUBSIDIARY GUARANTORS:

Aarding Thermal Acoustics USA Inc.

CECO ENVIRONMENTAL IP INC.

CECO Group, Inc.

CECO INDUSTRIAL SOLUTIONS, INC.

CECO Mexico Holdings LLC

Emtrol LLC

FKI, LLC

H.M. White, inc.

Met-Pro Technologies LLC

Peerless Mfg. Co.

The Kirk & Blum Manufacturing Company

By: /s/ Peter Johansson

Name: Peter Johansson

Title: Chief Financial and Strategy Officer

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Kyle D. Harding

Name: Kyle D. Harding

Title: Vice President

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender and an L/C Issuer

By: /s/ Gregg Bush

Name: Gregg Bush

Title: Senior Vice President

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

CITIZENS BANK, N.A., as a Lender

By: /s/ Michael Puleo

Name: Michael Puleo

Title: Senior Vice President

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

CITIBANK, n.a., as a Lender and an L/C Issuer

By: /s/ John Torres

Name: John Torres

Title: Authorized Signer

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

FIFTH THIRD BANK, national association, as a Lender

By: /s/ Jacob Osterman

Name: Jacob Osterman

Title: Senior Vice President

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Alexander Jodry

Name: Alexander Jodry

Title: Vice-President

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Cynthia Nwaubani

Name: Cynthia Nwaubani

Title: Senior Vice President

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By: /s/ David Perlman

Name: David Perlman

Title: Authorized Signatory

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Signature Page

ANNEX B

Amended Exhibit A and Exhibit J

[See attached.]

EXHIBIT A

FORM OF LOAN NOTICE

Date: ___________, _____

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of June 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among CECO Environmental Corp., a Delaware corporation (the “Company”), certain Restricted Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), each Lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

The undersigned hereby requests on behalf of the Borrower referenced in item 6 below (select one):

FORMCHECKBOX A Borrowing of [Revolving Credit Loans] [Term Loans] [2023 Incremental Term Loans]

FORMCHECKBOX A conversion or continuation of [Revolving Credit Loans] [Term Loans] [2023 Incremental Term Loans]

1. On _________________________ (a Business Day).

2. In the amount of $_______________.

3. Comprised of ______________________________.

[Type of Loan requested (e.g., Base Rate Loans, Daily Simple SOFR Loans, Term SOFR Loans, Alternative Currency Daily Rate Loans or Alternative Currency Term Rate Loans)]

4. In the following currency:

5. For Alternative Currency Term Rate Loans or Term SOFR Loans: with an Interest Period of ____________ months.

6. On behalf of ____________________ [insert name of applicable Borrower]

[The Revolving Credit Borrowing, if any, requested herein complies with the proviso to the first sentence of Section 2.01(a) of the Agreement.]

A-1

Form of Loan Notice

152288857

COMPANY:

CECO ENVIRONMENTAL CORP.

By:

Name:

Title:

179778257

EXHIBIT J

FORM OF NOTICE OF LOAN PREPAYMENT

TO: Bank of America, N.A., as Administrative Agent (the “Administrative Agent”)

RE: Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of June 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among CECO Environmental Corp., a Delaware corporation (the “Company”), certain Restricted Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), each Lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

DATE: [Date]

The Company hereby provides notice to the Administrative Agent that it shall repay the following Loans as more specifically set forth below:

The Loan(s) to be prepaid consist of: [check each applicable box]

FORMCHECKBOX Optional prepayment of Term Loans in the amount of $___________ [with an Interest Period of _______ months]

FORMCHECKBOX Optional prepayment of 2023 Incremental Term Loans in the amount of $___________ [with an Interest Period of _______ months]

FORMCHECKBOX Optional prepayment of Revolving Credit Loans in the amount of $ _______ [with an Interest Period of _______ months]

The Company shall repay the above-referenced Loans on the following Business Day: _______________. (Complete with a date no earlier than (i) the same Business Day as the date of this Notice of Prepayment with respect to any Base Rate Loan, (ii) two (2) Business Days subsequent to the date of this Notice of Prepayment with respect to Term SOFR Loans denominated in Dollars, (iii) three Business Days subsequent to the date of this Notice of Prepayment with respect to Daily Simple SOFR Loans denominated in Dollars, (iv) four (4) Business Days prior to the date of this Notice of Prepayment with respect to Alternative Currency Loans other than Special Notice Currencies and (iv) five (5) Business Days prior to the date of this Notice of Prepayment with respect to Alternative Currency Loans denominated in Special Notice Currencies.

Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

179778257

COMPANY:

CECO ENVIRONMENTAL CORP.

By:

Name:

Title:

179778257

ANNEX C

Schedules 2.01A and 2.07(d)

[See attached.]

179778257

SCHEDULE 2.01A

2023 INCREMENTAL TERM LOAN FACILITY COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	2023 Incremental Term Loan Commitment	Applicable Percentage of 2023 Incremental Term Loan Facility
Bank of America, N.A.	$19,736,842.06	26.315789414%
The Toronto-Dominion Bank, New York Branch	$14,605,263.19	19.473684253%
Citibank, N.A.	$10,657,894.74	14.210526320%
Fifth Third Bank, National Association	$10,657,894.74	14.210526320%
HSBC Bank USA, National Association	$10,657,894.74	14.210526320%
PNC Bank, National Association	$8,684,210.53	11.578947373%
Total	$75,000,000.00	100.000000000%

179778257

SCHEDULE 2.07(d)

2023 INCREMENTAL TERM LOAN FACILITY AMORTIZATION SCHEDULE

Last Business Day of	Payment
December 2023	$1,406,250.00
March 2024	$1,406,250.00
June 2024	$1,406,250.00
September 2024	$1,406,250.00
December 2024	$1,406,250.00
March 2025	$1,406,250.00
June 2025	$1,406,250.00
September 2025	$1,406,250.00
December 2025	$1,875,000.00
March 2026	$1,875,000.00
June 2026	$1,875,000.00
September 2026	$1,875,000.00
Maturity Date	All remaining outstanding principal

179778257

ANNEX D

Exhibit C-3

[See attached.]

179778257

EXHIBIT C-3

FORM OF 2023 INCREMENTAL TERM LOAN NOTE

__________, 20__

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to _____________________ or its registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the unpaid principal amount of the 2023 Incremental Term Loan made by the Lender to the Borrower under that certain Second Amended and Restated Credit Agreement, dated as of June 11, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, certain of its Restricted Subsidiaries, each Lender from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

The Borrower promises to pay interest on the unpaid principal amount of the 2023 Incremental Term Loan from the date made until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars and in Same Day Funds at the Administrative Agent’s Office for Dollar-denominated payments. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This 2023 Incremental Term Loan Note is one of the 2023 Incremental Term Loan Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This 2023 Incremental Term Loan Note is also entitled to the benefits of one or more of the Subsidiary Guaranties and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this 2023 Incremental Term Loan Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. 2023 Incremental Term Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this 2023 Incremental Term Loan Note and endorse thereon the date, type, amount and maturity of its 2023 Incremental Term Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this 2023 Incremental Term Loan Note.

[Signature page follows]

179778257

THIS 2023 INCREMENTAL TERM LOAN NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

CECO ENVIRONMENTAL CORP.

By:

Name:

Title:

179778257